UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2021

KENNEDY-WILSON HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33824	26-0508760
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S El Camino Drive Beverly Hills, California		90212
(Address of principal executive offices)		(Zip Code)

(310) 887-6400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	KW	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 11, 2021, Kennedy-Wilson, Inc. (the “Issuer”), a wholly owned subsidiary of Kennedy-Wilson Holdings, Inc. (the “Company”), completed a public offering of $500.0 million aggregate principal amount of its 4.750% Senior Notes due 2029 (the “2029 Notes”) and $500.0 million aggregate principal amount of its 5.000% Senior Notes due 2031 (the “2031 Notes” and, together with the 2029 Notes, the “Notes”). The Notes are the Issuer’s unsecured senior obligations and rank equally in right of payment with all of the Issuer’s existing and future unsecured and unsubordinated indebtedness and are guaranteed (the “Guarantees”) on a senior unsecured basis by the Company and certain of the Company’s subsidiaries (collectively, the “Guarantors”). The Notes were issued and sold at a public offering price of 100.0% of their principal amount.

Each series of Notes was issued pursuant to an indenture (the “Base Indenture”), dated as of March 25, 2014, between the Issuer and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture (each, a “Supplemental Indenture,” and each Supplemental Indenture, together with the Base Indenture, an “Indenture”), dated as of February 11, 2021, among the Issuer, the Guarantors and the Trustee. The Indentures include customary agreements and covenants by the Company, the Issuer and the Guarantors.

Interest on the Notes accrues at a rate of 4.750% per annum (in the case of the 2029 Notes) or 5.000% (in the case of the 2031 Notes) and is payable semi-annually in arrears on March 1 and September 1 of each year commencing on September 1, 2021. The Notes will mature on March 1, 2029 (in the case of the 2029 Notes) or March 1, 2031 (in the case of the 2031 Notes), unless earlier redeemed or repurchased.

At any time prior to March 1, 2024 (in the case of the 2029 Notes) or March 1, 2026 (in the case of the 2031 Notes), the Issuer may redeem the Notes of either series, in whole or in part, at a redemption price equal to 100% of their principal amount, plus an applicable “make-whole” premium and accrued and unpaid interest, if any, to the redemption date. At any time and from time to time on or after March 1, 2024 (in the case of the 2029 Notes) or March 1, 2026 (in the case of the 2031 Notes), the Issuer may redeem the Notes of either series, in whole or in part, at redemption prices specified in the applicable Indenture, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. Prior to March 1, 2024, the Issuer may redeem up to 40% of the Notes of either series from the proceeds of certain equity offerings at redemption prices specified in the applicable Indenture, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. There is no sinking fund for the Notes.

Upon the occurrence of a change of control or certain delisting events, the Issuer will be required to make an offer to purchase all of the outstanding Notes of each series. The purchase price will be 101% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest, if any, to the repurchase date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date). In addition, in certain circumstances in connection with asset dispositions the proceeds of which are not applied in the manner set forth in the applicable Indenture, the Issuer will be required to use any excess proceeds to make an offer to purchase the Notes of the applicable series at a price equal to 100% of their principal amount, plus accrued and unpaid interest.

The Indentures also provide for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on such Notes to become due and payable.

The Base Indenture, each Supplemental Indenture (including the form of certificate representing the Notes of each series) are incorporated by reference as Exhibit 4.1, 4.2 and 4.3 to this Form 8-K and are incorporated herein by reference. The foregoing descriptions of the Notes, the Guarantees, the Base Indenture and the Supplemental Indentures are not complete and are subject to and qualified in their entirety by reference to such exhibits.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events

On February 11, 2021, the Company issued a press release announcing the results as of 5:00 p.m., New York City time, on February 9, 2021 (the “Early Tender Time”) of its previously announced cash tender offer (the “Tender Offer”) for up to $1.0 billion aggregate principal amount of its 5.875% Senior Notes due 2024 (the “2024 Notes”). As of the Early Tender Time, $576,465,000 aggregate principal amount of the Notes had been validly tendered and not validly withdrawn. Holders of Notes validly tendered at or prior to the Early Tender Time, not validly withdrawn and accepted for purchase in accordance with the terms of the Tender Offer received on February 11, 2021, for each $1,000 principal amount of such Notes, the “Total Consideration” of $1,015.00, which includes an “Early Tender Premium” of $30.00. In addition to the Total Consideration, such holders also received, in respect of such Notes, accrued and unpaid interest from the last interest payment date for the Notes to, but not including, February 11, 2021. The Tender Offer will expire at 12:00 midnight, New York City time, at the end of February 24, 2021, unless extended or earlier terminated. This Current Report on Form 8-K is neither an offer to purchase nor the solicitation of an offer to sell any 2024 Notes. The foregoing is qualified by reference to such press release, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement

4.1	Base Indenture, dated as of March 25, 2014, between Kennedy-Wilson, Inc. and Wilmington Trust, National Association

4.2	Supplemental Indenture No 2029-1, dated as of February 11, 2021, among Kennedy-Wilson Holdings, Inc., Kennedy-Wilson, Inc., the subsidiary guarantors named therein and Wilmington Trust, National Association

4.3	Supplemental Indenture No 2031-1, dated as of February 11, 2021, among Kennedy-Wilson Holdings, Inc., Kennedy-Wilson, Inc., the subsidiary guarantors named therein and Wilmington Trust, National Association

4.4	Form of 4.750% Senior Notes due 2029 (contained in Exhibit A of Exhibit 4.2)

4.5	Form of 5.000% Senior Notes due 2031 (contained in Exhibit A of Exhibit 4.3)

5.1	Opinion of Latham & Watkins LLP

5.2	Opinion of Kulik Gottesman Siegel & Ware LLP

23.1	Consent of Latham & Watkins LLP (contained in Exhibit 5.1)

23.2	Consent of Kulik Gottesman Siegel & Ware LLP (contained in Exhibit 5.2)

99.1	Press Release of Kennedy Wilson dated February 11, 2021.

104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: February 11, 2021